Exhibit 24.1

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company (the “Company”) hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, and ROBIN J. REILLY, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of the Company:

(A)	a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate principal amount of debt securities, or debt securities having an aggregate maximum offering price as set forth in resolutions of the Board of Directors of the Company adopted on December 16, 2016 (the “Registration Statement”), and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, we have signed these presents this 16th day of December, 2016.

/s/ Lewis Chew	/s/ Eric D. Mullins
Lewis Chew /s/ Anthony F. Earley, Jr.	Eric D. Mullins /s/ Rosendo G. Parra
Anthony F. Earley, Jr. /s/ Fred J. Fowler	Rosendo G. Parra /s/ Barbara L. Rambo
Fred J. Fowler /s/ Maryellen C. Herringer	Barbara L. Rambo /s/ Anne Shen Smith
Maryellen C. Herringer /s/ Richard C. Kelly	Anne Shen Smith /s/ Nickolas Stavropoulos
Richard C. Kelly /s/ Roger H. Kimmel	Nickolas Stavropoulos /s/ Barry Lawson Williams
Roger H. Kimmel /s/ Richard A. Meserve	Barry Lawson Williams /s/ Geisha J. Williams
Richard A. Meserve /s/ Forrest E. Miller	Geisha J. Williams
Forrest E. Miller

POWER OF ATTORNEY

Nickolas Stavropoulos, the undersigned, President, Gas of Pacific Gas and Electric Company (the “Company”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD. and ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as President, Gas (principal executive officer) of the Company:

(A)	a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate principal amount of debt securities, or debt securities having an aggregate maximum offering price as set forth in resolutions of the Board of Directors of the Company adopted on December 16, 2016 (the “Registration Statement”), and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 16th day of December, 2016.

/s/ Nickolas Stavropoulos
Nickolas Stavropoulos

POWER OF ATTORNEY

Geisha J. Williams, the undersigned, President, Electric of Pacific Gas and Electric Company (the “Company”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, and ROBIN J. REILLY, and each of them, as her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in her capacity as President, Electric (principal executive officer) of the Company:

(A)	a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate principal amount of debt securities, or debt securities having an aggregate maximum offering price as set forth in resolutions of the Board of Directors of the Company adopted on December 16, 2016 (the “Registration Statement”), and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 16th day of December, 2016.

/s/ Geisha J. Williams
Geisha J. Williams

POWER OF ATTORNEY

David S. Thomason, the undersigned, Vice President, Chief Financial Officer and Controller of Pacific Gas and Electric Company (the “Company”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, and ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President, Chief Financial Officer and Controller (principal financial officer and principal accounting officer) of the Company:

(A)	a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate principal amount of debt securities, or debt securities having an aggregate maximum offering price as set forth in resolutions of the Board of Directors of the Company adopted on December 16, 2016 (the “Registration Statement”), and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 16th day of December, 2016.

/s/ David S. Thomason
David S. Thomason